Note 14 - Subordinated Borrowings	12 Months Ended
Sep. 30, 2013
Subordinated Borrowings [Abstract]
Subordinated Borrowings Disclosure [Text Block]

NOTE 14. SUBORDINATED BORROWINGS

Subordinated Note

In September 2012, the Company generated proceeds of $1 million by issuing a subordinated note payable to one of its directors. The note matures on the earlier of 10 business days after delivery by the holder of the note of a notice to maturity-which may not be issued prior to August 14, 2013. The note is secured by any net proceeds received by the Company, after paying any senior indebtedness in the event any holder of such senior indebtedness forecloses on the common stock of National Asset Management, Inc. This note was repaid in January 2013, along with all accrued interest payable, as part of the Company’s equity Recapitalization.